Derivative Instruments	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Derivative Instruments
7. DERIVATIVE INSTRUMENTS
During the year ended December 31, 2019, the Company purchased copper put option contracts for 48 million pounds of copper with maturity dates ranging from February 2019 to December 2019, at strike prices between US$2.50 and US$2.80 per pound, at a total cost of $2,834.
During the year ended December 31, 2018, the Company purchased copper put options for 30 million pounds of copper with maturity dates ranging from the third quarter of 2018 to the fourth quarter of 2018, at a total cost of $1,063.

The following table outlines the (gains) losses associated with derivative instruments:

	Years ended December 31,
	2019	2018
Realized loss on copper put options	2,834	2,264
Unrealized gain on copper put options	-	(1,970)
	2,834	294